New Revenue Accounting Standard ASC 606 and Income Statement Format April 23, 2018

I. New Revenue Accounting Standard ASC 606

No Change to Our Model for Value Creation • Management priorities and incentives continue to focus on organic growth and margin expansion • No change to client relationships and services • No change to cash flow • No material change to annual operating profit, pre-tax income, and EPS • No change to 2018 operating income target, consistent with the range targeted earlier this year Impact on Income Statement & Performance Metrics • Increased pass-through revenue and expense, dollar-for-dollar, which does not change operating profit. Increases occur in our marketing and integrated agency services, but not in media services. • Additional disclosure of our net revenue and billable expenses • Key metrics will track organic growth of net revenue and operating margin on net revenue, due to billable expense volatility • Earlier recognition of some revenue and profit, as the work is performed, mainly for a portion of client performance bonuses Adoption of ASC 606 Effective January 1, 2018 Based on Preliminary and Unaudited 2017 Restatement 3

$7,882 $7,508 $7,473 $374 $1,200 $1,574 FY 2017 Revenue Restatement Bridge $7,882 ($35) $9,047 As Reported As Reported, Showing Net Revenue & Billable Expenses ASC 606 Incremental Billable Expenses ASC 606 Impact of Re-phasing Client Bonuses As Adjusted for ASC 606, Net Revenue & Billable Expenses NetNet 4Based on Preliminary and Unaudited 2017 Restatement millions

5 FY 2017 Operating Income Adjusted for ASC 606 Preliminary and Unaudited 2017 Restatement mil l ions , except per share amounts As Reported As Reported, Showing Net Revenue & Billable Expenses ASC 606 Adjustments As Adjusted for ASC 606 REVENUE: Net Revenue 7,508.7$ (35.2)$ 7,473.5$ Billable Expenses (Revenue) 373.7 1,200.4 1,574.1 Total Revenue 7,882.4$ 7,882.4 1,165.2 9,047.6 OPERATING EXPENSES: Salary and Related Expenses 5,068.1 5,068.1 5,068.1 Office and General Expenses 1,840.7 1,467.0 1,467.0 Billable Expenses 373.7 1,200.4 1,574.1 Total operating expenses 6,908.8 6,908.8 8,109.2 OPERATING INCOME 973.6 973.6 (35.2) 938.4 Operating Margin, Gross Revenue 12.4% Operating Margin, Net Revenue 13.0% 12.6% IPG WW - Twelve Months Ended December 31, 2017

FY 2017 Non-Operating Adjusted for ASC 606

IPG WW - Twelve Months Ended December 31, 2017

millions, except per share amounts | preliminary and unaudited restatement

	As Reported	As Reported, Showing Net Revenue & Billable Expenses	ASC 606 Adjustments	As Adjusted for ASC 606
EXPENSES AND OTHER INCOME:				
Interest Expense	(90.8)	(90.8)		(90.8)
Interest Income	19.4	19.4		19.4
Other Expense, net	(26.2)	(26.2)		(26.2)
Total (expenses) and other income	(97.6)	(97.6)		(97.6)
Income before income taxes	876.0	876.0	(35.2)	840.8
Provision for Income Taxes	281.9	281.9	(10.6)	271.3
Income of consolidated companies	594.1	594.1	(24.6)	569.5
Equity in Net Income of Unconsolidated Affiliates	0.9	0.9		0.9
Net Income	**595.0**	**595.0**	**(24.6)**	**570.4**
Net Income Attributable to Noncontrolling Interests	(16.0)	(16.0)		(16.0)
Net Income Attributable to IPG Common Stockholders	**579.0**	**579.0**	**(24.6)**	**554.4**
EPS Available to IPG Common Stockholders:				
Basic	$ 1.49	$ 1.49	$ 0.07	$ 1.42
Diluted	**$ 1.46**	**$ 1.46**	**$ 0.06**	**$ 1.40**
Weighted-Average Number of Common Shares Outstanding:				
Basic	389.6	389.6		389.6
Diluted	397.3	397.3		397.3
Adjustments per Diluted Share, Non-Operating:				
Net Losses on Sales of Businesses	$ (0.04)	$ (0.04)		$ (0.04)
Net Impact of U.S. Tax Reform	$ 0.09	$ 0.09		$ 0.09
Diluted EPS Available to IPG Common Stockholders After Non-Operating Adjustments:	**$ 1.41**	**$ 1.41**		**$ 1.35**

Increased Revenues & Billable Expenses No impact on operating profit as a result of recording increased billable expenses • 20,000-person software user convention for technology client • Billable expenses that cover local event production such as venue, catering, talent and security • Client is obligor on local contracts The new standard emphasizes “control” of the service. For example, delivery of an event at scale: 7 Old New Client Service Fee (Net Revenue) 2,000,000$ 2,000,000$ Client Reimbursement for Local Expenses (Billable Expenses) 8,000,000 Total Revenue 2,000,000$ 10,000,000$ Salaries & Related Expenses 1,700,000$ 1,700,000$ Billable Expenses 8,000,000 Total Expenses 1,700,000$ 9,700,000$ Operating Income 300,000$ 300,000$ Net Revenue Operating Margin 15.0% 15.0% IPG

Earlier Recognition of Client Bonuses No material change to FY operating profit as a result of earlier recognition of revenue and profit • In media, deliver a defined multi-platform campaign for $20 million less than market-rates while exceeding client’s KPIs on sales and brand awareness over the full year • Performance bonus of $4 million upon achievement 8 The new standard requires that client bonuses, likely to be achieved, are recognized as services are being performed, instead of only when the actual performance criteria have been achieved. The criteria often measure performance over a full year. For example: Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Old Standard Revenue - - - $4.0 - - - $4.0 Operating Income - - - $4.0 - - - $4.0 New Standard Revenue $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 Operating Income $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 2017 2018

Summary –New Revenue Standard • The accounting changes but the business does not. No change to our model for value creation, no change to cash flow, no material change to annual operating profit, pre-tax income, or EPS • Higher reported levels of pass-through revenues and billable expenses, due to broader definition of revenue, which entail no change to operating income • To enhance transparency and consistency, our income statement will show net revenue, and key performance metrics will be primarily focused on net revenue • New standard requires earlier recognition of some revenue/profit compared to the old standard • No change to our 2018 operating income target 9 2017 unaudited restatement by quarter, segment and region is in the appendix to this presentation Preliminary and Unaudited 2017 Restatement

II. Income Statement Format

New Income Statement Format 11 • We have adopted the functional form Income Statement presentation, classifying expenses to Cost of Services and Selling, General & Administrative expenses • Unrelated to revenue recognition, this is strictly a change to classifications, with no impact on results of operations • In the scope of $8.1 billion of 2017 (restated) operating expense: o Less than 2% is allocated to SG&A o D&A was approximately 2%, which we have elected to show separately o Over 96% categorized among Salaries & Related, Office and Other Direct Expenses, and now Billable Expenses • Functional form is already in use in our peer group Preliminary and Unaudited 2017 Restatement

12 New Income Statement Format - 2017 Preliminary and Unaudited 2017 Restatement FY 2017 with 606 Adjustments Income Statement Format Adjustments FY 2017 Restated New Format FY 2017 As Reported Revenue: Net Revenue 7,473.5$ 7,473.5$ Billable expenses 1,574.1 1,574.1 Total revenue 9,047.6$ 9,047.6$ 7,882.4$ Operating Expenses: Salaries and related expenses 5,068.1 (77.4) 4,990.7 5,068.1 Office and other direct expenses 1,467.0 (198.2) 1,268.8 1,840.7 Billable expenses 1,574.1 1,574.1 Cost of services 7,833.6 Selling, general and administrative expenses 118.5 118.5 Depreciation and amortization 157.1 157.1 Total operating expenses 8,109.2$ 8,109.2$ 6,908.8$ Operating Income 938.4$ 938.4$ 973.6$

13 Presentation of Expense Metrics Operating Expenses as % of Net Revenue • Salaries and related category headings are unchanged from before • Office and other direct: “All other” includes professional fees and T&E, office supplies & telecom, and other expenses • D&A is shown separately • SG&A consists of expenses formerly recorded in our Salaries and related expenses and, to a lesser extent, in our O&G expenses 2017 as Restated Q1 Q2 Q3 Q4 FY Net revenue 1,675.3 1,834.6 1,832.5 2,131.1 7,473.5 Salaries and related expenses 74.7% 67.0% 66.5% 60.6% 66.8% Base salaries, benefits and tax 62.3% 57.1% 57.3% 49.3% 56.1% Incentive expense 4.6% 2.8% 2.1% 3.6% 3.3% Severance expense 1.3% 1.1% 0.8% 0.8% 1.0% Temorary help 4.2% 3.9% 3.9% 3.6% 3.9% All other salaries and related expenses 2.4% 2.0% 2.3% 3.3% 2.5% Office and other direct expenses 18.7% 17.4% 16.5% 15.7% 17.0% Occupancy expense 7.4% 6.9% 7.1% 6.0% 6.8% All other office and other direct expenses 11.3% 10.5% 9.5% 9.7% 10.2% Selling, general and administrative expenses 2.1% 1.1% 0.7% 2.3% 1.6% Depreciation and amortization 2.4% 2.3% 2.3% 1.5% 2.1% Net revenue operating margin 2.1% 12.3% 13.9% 19.9% 12.6%

Appendix

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Millions, Except Per Share Amounts)
(Unaudited)

	Three months ended				Year ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
REVENUE:					
Net revenue	$ 1,675.3	$ 1,834.6	$ 1,832.5	$ 2,131.1	$ 7,473.5
Billable expenses	388.5	351.2	375.7	458.7	1,574.1
Total revenue	2,063.8	2,185.8	2,208.2	2,589.8	9,047.6
OPERATING EXPENSES:					
Salaries and related expenses	1,251.7	1,228.9	1,218.8	1,291.3	4,990.7
Office and other direct expenses	312.7	318.4	302.9	334.8	1,268.8
Billable expenses	388.5	351.2	375.7	458.7	1,574.1
Cost of services	1,952.9	1,898.5	1,897.4	2,084.8	7,833.6
Selling, general and administrative expenses	35.2	20.3	13.6	49.4	118.5
Depreciation and amortization	41.0	41.3	42.2	32.6	157.1
Total operating expenses	2,029.1	1,960.1	1,953.2	2,166.8	8,109.2
OPERATING INCOME	34.7	225.7	255.0	423.0	938.4
Total (expenses) and other income	(14.9)	(36.4)	(26.8)	(19.5)	(97.6)
Income before income taxes	19.8	189.3	228.2	403.5	840.8
(Benefit of) provision for income taxes	(0.3)	81.6	54.9	135.1	271.3
Income of consolidated companies	20.1	107.7	173.3	268.4	569.5
Equity in net income (loss) of unconsolidated affiliates	1.2	(0.1)	(1.0)	0.8	0.9
NET INCOME	21.3	107.6	172.3	269.2	570.4
Net loss (income) attributable to noncontrolling interests	3.4	0.1	(2.6)	(16.9)	(16.0)
NET INCOME AVAILABLE TO IPG COMMON STOCKHOLDERS	$ 24.7	$ 107.7	$ 169.7	$ 252.3	$ 554.4
Earnings per share available to IPG common stockholders:					
Basic	$ 0.06	$ 0.27	$ 0.44	$ 0.66	$ 1.42
Diluted	$ 0.06	$ 0.27	$ 0.43	$ 0.64	$ 1.40
Operating margin as a % of net revenue	2.1%	12.3%	13.9%	19.9%	12.6%
Operating margin as a % of total revenue	1.7%	10.3%	11.5%	16.3%	10.4%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Millions, Except Per Share Amounts)
(Unaudited)

	Three months ended March 31, 2017				
	As Reported	I/S Format Adjustments	New I/S Presentation	ASC 606 Adjustments	New GAAP
REVENUE:					
Net revenue	—	$ 1,670.3	$ 1,670.3	$ 5.0	$ 1,675.3
Billable expenses	—	83.6	83.6	304.9	388.5
Total revenue	$ 1,753.9		1,753.9	309.9	2,063.8
OPERATING EXPENSES:					
Salaries and related expenses	1,275.4	(23.7)	1,251.7		1,251.7
Office and other direct expenses	448.8	(136.1)	312.7		312.7
Billable expenses	—	83.6	83.6	304.9	388.5
Cost of services	—		1,648.0	304.9	1,952.9
Selling, general and administrative expenses	—	35.2	35.2		35.2
Depreciation and amortization	—	41.0	41.0		41.0
Total operating expenses	1,724.2	$ —	1,724.2	304.9	2,029.1
OPERATING INCOME	29.7		29.7	5.0	34.7
Total (expenses) and other income	(14.9)		(14.9)		(14.9)
Income before income taxes	14.8		14.8	5.0	19.8
Benefit of income taxes	(2.1)		(2.1)	1.8	(0.3)
Income of consolidated companies	16.9		16.9	3.2	20.1
Equity in net income of unconsolidated affiliates	1.2		1.2		1.2
NET INCOME	18.1		18.1	3.2	21.3
Net loss attributable to noncontrolling interests	3.4		3.4		3.4
NET INCOME AVAILABLE TO IPG COMMON STOCKHOLDERS	$ 21.5		$ 21.5	$ 3.2	$ 24.7
Earnings per share available to IPG common stockholders:					
Basic	$ 0.05		$ 0.05	$ 0.01	$ 0.06
Diluted	$ 0.05		$ 0.05	$ 0.01	$ 0.06
Operating margin as a % of net revenue			1.8%		2.1%
Operating margin as a % of total revenue	1.7%		1.7%		1.7%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Millions, Except Per Share Amounts)
(Unaudited)

	Three months ended June 30, 2017				
	As Reported	I/S Format Adjustments	New I/S Presentation	ASC 606 Adjustments	New GAAP
REVENUE:					
Net revenue	—	$ 1,815.4	$ 1,815.4	$ 19.2	$ 1,834.6
Billable expenses	—	69.5	69.5	281.7	351.2
Total revenue	$ 1,884.9		1,884.9	300.9	2,185.8
OPERATING EXPENSES:					
Salaries and related expenses	1,239.3	(10.4)	1,228.9		1,228.9
Office and other direct expenses	439.1	(120.7)	318.4		318.4
Billable expenses	—	69.5	69.5	281.7	351.2
Cost of services	—		1,616.8	281.7	1,898.5
Selling, general and administrative expenses	—	20.3	20.3		20.3
Depreciation and amortization	—	41.3	41.3		41.3
Total operating expenses	1,678.4	$ —	1,678.4	281.7	1,960.1
OPERATING INCOME	206.5		206.5	19.2	225.7
Total (expenses) and other income	(36.4)		(36.4)		(36.4)
Income before income taxes	170.1		170.1	19.2	189.3
Provision for income taxes	75.4		75.4	6.2	81.6
Income of consolidated companies	94.7		94.7	13.0	107.7
Equity in net loss of unconsolidated affiliates	(0.1)		(0.1)		(0.1)
NET INCOME	94.6		94.6	13.0	107.6
Net loss attributable to noncontrolling interests	0.1		0.1		0.1
NET INCOME AVAILABLE TO IPG COMMON STOCKHOLDERS	$ 94.7		$ 94.7	$ 13.0	$ 107.7
Earnings per share available to IPG common stockholders:					
Basic	$ 0.24		$ 0.24	$ 0.03	$ 0.27
Diluted	$ 0.24		$ 0.24	$ 0.03	$ 0.27
Operating margin as a % of net revenue			11.4%		12.3%
Operating margin as a % of total revenue	11.0%		11.0%		10.3%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Millions, Except Per Share Amounts)
(Unaudited)

	Three months ended September 30, 2017				
	As Reported	I/S Format Adjustments	New I/S Presentation	ASC 606 Adjustments	New GAAP
REVENUE:					
Net revenue	—	$ 1,796.6	$ 1,796.6	$ 35.9	$ 1,832.5
Billable expenses	—	106.0	106.0	269.7	375.7
Total revenue	$ 1,902.6		1,902.6	305.6	2,208.2
OPERATING EXPENSES:					
Salaries and related expenses	1,227.6	(8.8)	1,218.8		1,218.8
Office and other direct expenses	455.9	(153.0)	302.9		302.9
Billable expenses	—	106.0	106.0	269.7	375.7
Cost of services	—		1,627.7	269.7	1,897.4
Selling, general and administrative expenses	—	13.6	13.6		13.6
Depreciation and amortization	—	42.2	42.2		42.2
Total operating expenses	1,683.5	$ —	1,683.5	269.7	1,953.2
OPERATING INCOME	219.1		219.1	35.9	255.0
Total (expenses) and other income	(26.8)		(26.8)		(26.8)
Income before income taxes	192.3		192.3	35.9	228.2
Provision for income taxes	42.5		42.5	12.4	54.9
Income of consolidated companies	149.8		149.8	23.5	173.3
Equity in net loss of unconsolidated affiliates	(1.0)		(1.0)		(1.0)
NET INCOME	148.8		148.8	23.5	172.3
Net income attributable to noncontrolling interests	(2.6)		(2.6)		(2.6)
NET INCOME AVAILABLE TO IPG COMMON STOCKHOLDERS	$ 146.2		$ 146.2	$ 23.5	$ 169.7
Earnings per share available to IPG common stockholders:					
Basic	$ 0.38		$ 0.38	$ 0.06	$ 0.44
Diluted	$ 0.37		$ 0.37	$ 0.06	$ 0.43
Operating margin as a % of net revenue			12.2%		13.9%
Operating margin as a % of total revenue	11.5%		11.5%		11.5%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Millions, Except Per Share Amounts)
(Unaudited)

	Three months ended December 31, 2017				
	As Reported	I/S Format Adjustments	New I/S Presentation	ASC 606 Adjustments	New GAAP
REVENUE:					
Net revenue	—	$ 2,226.4	$ 2,226.4	$ (95.3)	$ 2,131.1
Billable expenses	—	114.6	114.6	344.1	458.7
Total revenue	$ 2,341.0		2,341.0	248.8	2,589.8
OPERATING EXPENSES:					
Salaries and related expenses	1,325.8	(34.5)	1,291.3		1,291.3
Office and other direct expenses	496.9	(162.1)	334.8		334.8
Billable expenses	—	114.6	114.6	344.1	458.7
Cost of services	—		1,740.7	344.1	2,084.8
Selling, general and administrative expenses	—	49.4	49.4		49.4
Depreciation and amortization	—	32.6	32.6		32.6
Total operating expenses	1,822.7	$ —	1,822.7	344.1	2,166.8
OPERATING INCOME	518.3		518.3	(95.3)	423.0
Total (expenses) and other income	(19.5)		(19.5)		(19.5)
Income before income taxes	498.8		498.8	(95.3)	403.5
Provision for income taxes	166.1		166.1	(31.0)	135.1
Income of consolidated companies	332.7		332.7	(64.3)	268.4
Equity in net income of unconsolidated affiliates	0.8		0.8		0.8
NET INCOME	333.5		333.5	(64.3)	269.2
Net income attributable to noncontrolling interests	(16.9)		(16.9)		(16.9)
NET INCOME AVAILABLE TO IPG COMMON STOCKHOLDERS	$ 316.6		$ 316.6	$ (64.3)	$ 252.3
Earnings per share available to IPG common stockholders:					
Basic	$ 0.82		$ 0.82	$ (0.16)	$ 0.66
Diluted	$ 0.81		$ 0.81	$ (0.17)	$ 0.64
Operating margin as a % of net revenue			23.3%		19.9%
Operating margin as a % of total revenue	22.1%		22.1%		16.3%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Millions, Except Per Share Amounts)
(Unaudited)

	Year ended December 31, 2017				
	As Reported	I/S Format Adjustments	New I/S Presentation	ASC 606 Adjustments	New GAAP
REVENUE:					
Net revenue	—	$ 7,508.7	$ 7,508.7	$ (35.2)	$ 7,473.5
Billable expenses	—	373.7	373.7	1,200.4	1,574.1
Total revenue	$ 7,882.4		7,882.4	1,165.2	9,047.6
OPERATING EXPENSES:					
Salaries and related expenses	5,068.1	(77.4)	4,990.7		4,990.7
Office and other direct expenses	1,840.7	(571.9)	1,268.8		1,268.8
Billable expenses	—	373.7	373.7	1,200.4	1,574.1
Cost of services	—		6,633.2	1,200.4	7,833.6
Selling, general and administrative expenses	—	118.5	118.5		118.5
Depreciation and amortization	—	157.1	157.1		157.1
Total operating expenses	6,908.8	$ —	6,908.8	1,200.4	8,109.2
OPERATING INCOME	973.6		973.6	(35.2)	938.4
Total (expenses) and other income	(97.6)		(97.6)		(97.6)
Income before income taxes	876.0		876.0	(35.2)	840.8
Provision for income taxes	281.9		281.9	(10.6)	271.3
Income of consolidated companies	594.1		594.1	(24.6)	569.5
Equity in net income of unconsolidated affiliates	0.9		0.9		0.9
NET INCOME	595.0		595.0	(24.6)	570.4
Net income attributable to noncontrolling interests	(16.0)		(16.0)		(16.0)
NET INCOME AVAILABLE TO IPG COMMON STOCKHOLDERS	$ 579.0		$ 579.0	$ (24.6)	$ 554.4
Earnings per share available to IPG common stockholders:					
Basic	$ 1.49		$ 1.49	$ (0.07)	$ 1.42
Diluted	$ 1.46		$ 1.46	$ (0.06)	$ 1.40
Operating margin as a % of net revenue			13.0%		12.6%
Operating margin as a % of total revenue	12.4%		12.4%		10.4%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES SEGMENT REVENUE AND OPERATING INCOME (LOSS) (Amounts in Millions) (Unaudited) Summarized financial information concerning our reportable segments is shown below. Three months ended Year ended March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 December 31, 2017 Total Revenue: IAN $ 1,567.8 $ 1,711.3 $ 1,702.8 $ 2,027.7 $ 7,009.6 CMG 496.0 474.5 505.4 562.1 2,038.0 Total $ 2,063.8 $ 2,185.8 $ 2,208.2 $ 2,589.8 $ 9,047.6 Net Revenue: IAN $ 1,391.1 $ 1,534.0 $ 1,531.4 $ 1,810.2 $ 6,266.7 CMG 284.2 300.6 301.1 320.9 1,206.8 Total $ 1,675.3 $ 1,834.6 $ 1,832.5 $ 2,131.1 $ 7,473.5 Segment operating income (loss): IAN $ 50.1 $ 196.0 $ 216.8 $ 412.2 $ 875.1 CMG 22.1 51.5 53.1 63.2 189.9 Corporate and other (37.5) (21.8) (14.9) (52.4) (126.6) Total $ 34.7 $ 225.7 $ 255.0 $ 423.0 $ 938.4 IAN operating margin on net revenue 3.6% 12.8% 14.2% 22.8% 14.0% CMG operating margin on net revenue 7.8% 17.1% 17.6% 19.7% 15.7% IPG operating margin on net revenue 2.1% 12.3% 13.9% 19.8% 12.6%

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
REVENUE BY REGION
(Amounts in Millions)
(Unaudited)

Summarized financial information concerning our regions is shown below.

Net Revenue:	Three months ended				Year ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Consolidated	$ 1,675.3	$ 1,834.6	$ 1,832.5	$ 2,131.1	$ 7,473.5
Domestic	1,057.1	1,127.6	1,109.6	1,164.5	4,458.8
International	618.2	707.0	722.9	966.6	3,014.7
United Kingdom	135.2	141.7	160.0	176.2	613.1
Continental Europe	140.9	154.6	150.7	241.6	687.8
Asia Pacific	173.7	205.3	203.7	284.2	866.9
Latin America	69.0	85.7	86.9	109.2	350.8
Other	99.4	119.7	121.6	155.4	496.1

	Three months ended				Year ended
IAN	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Consolidated	$ 1,391.1	$ 1,534.0	$ 1,531.4	$ 1,810.2	$ 6,266.7
Domestic	862.0	926.3	913.2	959.1	3,660.6
International	529.1	607.7	618.2	851.1	2,606.1

	Three months ended				Year ended
CMG	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Consolidated	$ 284.2	$ 300.6	$ 301.1	$ 320.9	$ 1,206.8
Domestic	195.1	201.3	196.4	205.4	798.2
International	89.1	99.3	104.7	115.5	408.6

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATIONS OF ADJUSTED NON-GAAP RESULTS (Unaudited) Summarized financial information reconciling our non-GAAP adjustments to our earnings per share available to IPG common stockholders ("EPS") is presented below. Note that neither the adoption of the new revenue standard nor the reclassification of revenues and operating expenses on our statements of operations impacted the adjustments presented below. Three months ended Year ended March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 December 31, 2017 New GAAP diluted EPS $ 0.06 $ 0.27 $ 0.43 $ 0.64 $ 1.40 Diluted EPS impact of: Net losses on sales of businesses (0.03) (0.02) 0.01 (0.04) U.S. federal tax credits 0.08 (0.08) — Net impact of U.S. tax reform 0.09 0.09 New GAAP adjusted diluted EPS $ 0.06 $ 0.30 $ 0.37 $ 0.62 $ 1.35

This Exhibit 99.1 contains forward-looking statements. Statements in this Exhbit that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting- related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Cautionary Statement